                                                                    EXHIBIT 24.1











                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 3, 1997 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-31556.




                                                         ARTHUR ANDERSEN LLP



Houston, Texas
March 19, 1997